                                                                    EXHIBIT 21.1


                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION


                                                                 STATE
    NAME                                ADDRESS                ORGANIZED

PPI Corporation                      13455 Noel Road           New Jersey
                                     Suite 2200, LB48
                                     Dallas, TX  75240

PPI Funding Corp.                    13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

Pratt Casino Corporation             13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

PCPI Funding Corp.                   13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

GB Holdings, Inc.                    13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX 75240

Greate Bay Hotel and Casino, Inc.    136 S. Kentucky Avenue    New Jersey
                                     Atlantic City, NJ  08401

GB Property Funding Corp.            13455 Noel Road           New Jersey
                                     Suite 2200, LB48
                                     Dallas, TX 75240

Pratt-Hollywood, Inc.                13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

BPHC Acquisition, Inc.               136 S. Kentucky Avenue    New Jersey
                                     Atlantic City, NJ  08401

Advanced Casino Systems              13455 Noel Road           Delaware
 Corporation                         Suite 2200, LB48
                                     Dallas, TX 75240

BPHC Parking Corp.                   136 S. Kentucky Avenue    New Jersey
                                     Atlantic City, NJ  08401

Pratt Hotel Management               13455 Noel Road           Texas
  Corporation                        Suite 2200, LB48
                                     Dallas, TX  75240
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                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION


                                                                 STATE
    NAME                                ADDRESS                ORGANIZED

Pratt Hotel Funding, Inc.            13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

PCVI, Inc.                           13455 Noel Road           Texas
                                     Suite 2200, LB48
                                     Dallas, TX  75240

SJPR Management, Inc.                13455 Noel Road           Texas
                                     Suite 2200, LB48
                                     Dallas, TX  75240

SJPR, Inc.                           13455 Noel Road           Texas
                                     Suite 2200, LB48
                                     Dallas, TX  75240

PRT Funding Corp.                    13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

New Jersey Management, Inc.          13455 Noel Road           New Jersey
                                     Suite 2200, LB48
                                     Dallas, TX 75240

PHC Acquisition Corp.                13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, Texas  75240

PHC Holdings, Inc.                   13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, Texas  75240

PHC Properties, Inc.                 13455 Noel Road           Delaware
                                     Suite 2200, LB48
                                     Dallas, Texas  75240

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